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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 13, 2002



                       EAGLE WIRELESS INTERNATIONAL, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                      TEXAS
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            0-20011                                  76-0494995
    (Commission File Number)             (I.R.S. Employer Identification No.)


                   101 COURAGEOUS DRIVE, HOUSTON, TEXAS 77573
                   ------------------------------------------
           (Address of principal executive offices including zip code)


                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 9.     REGULATION FD DISCLOSURE

      Pursuant to Regulation FD, the Registrant hereby furnishes materials, which were disclosed on February 13, 2002, in connection with the Registrant's annual meeting. Registrant expressly disclaims any obligation to update or supplement said materials in the future.

Exhibits.

      99    Materials that were disclosed at the Registrant's Annual Meeting.


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EAGLE WIRELESS INTERNAITONAL, INC.


                              By:   /s/ H. DEAN CUBLEY
                                 ----------------------------------------
                              Dr. H. Dean Cubley
                              Chairman and CEO




DATE: February 18, 2002